Redeemable Convertible Preferred Stock	12 Months Ended
Dec. 31, 2021
Temporary Equity Disclosure [Abstract]
Temporary Equity
10.	REDEEMABLE CONVERTIBLE PREFERRED STOCK
In 2021 and prior to the Merger, the Company authorized and issued 1,362,099 shares of Series C convertible preferred stock at a price of $11.0 per share, for gross proceeds of $15.0 million. The Series C convertible preferred stock was converted to common stock upon closing of the Transactions on the Closing Date.
At December 31, 2020, redeemable convertible preferred stock consisted of the following (in thousands except share amounts):

	Preferred Shares Authorized	Preferred Shares Issued and Outstanding	Issuance Price Per Share	Conversion Price Per Share	Carrying Value	Liquidation Preference
Series Seed	3,521,368	3,521,368	$1.0367	$1.0367	$3,651	$3,651
Series A	8,027,737	8,027,737	3.3011	3.3011	26,371	26,500
Series B	26,464,034	26,348,159	6.9039	6.9039	181,592	181,906
Series C	13,620,991	13,620,991	11.0124	11.0124	142,078	150,000

Total	51,634,130	51,518,255			$353,692	$362,057

The shares of the Company’s common and redeemable convertible preferred stock, prior to the Merger (as defined in Note 1) have been retroactively restated to reflect the exchange ratio of approximately 0.34456 established in the Merger as described in Note 3. As of the Closing Date, all redeemable convertible preferred stock had been converted to common stock of the Company.
The holders of Preferred Stock have various rights and preferences as follows:
Dividends
—The Company’s preferred shareholders are entitled to receive dividends when and if declared by the Board of Directors. Such dividends are not cumulative. The preferred stockholders are entitled to a certain dividend rate per annum, noncumulative, to be paid out before any dividends are declared on common shares. The dividend rate is $0.0621 per share for each share of Series Seed Preferred Stock, $0.1979 per share for each share of Series A Preferred Stock, $0.4142 per share for each share of Series B Preferred Stock, and $0.6608 per share for each share of Series C Preferred Stock. After payment of such dividends, any additional dividends or distributions shall be distributed among all holders of common stock and preferred stock in proportion to the number of shares of common stock that would be held by each such holder if all shares of preferred stock converted to common stock at the then effective conversion rate. No such dividends have been declared since the Company’s inception.
Conversion
—Each share of Preferred Stock, at the option of the holder, is convertible into the number of fully paid and nonassessable shares of common stock which results from dividing the initial issuance price per share of such shares by the conversion price per share in effect for the convertible preferred stock at the time of conversion.
Each share of Preferred Stock shall automatically be converted into shares of Common Stock at the conversion price at the time in effect for such share immediately upon the earlier of (i) the Corporation’s sale of the Company’s common stock in a firm commitment underwritten public offering pursuant to an effective registration statement filed under the Securities Act of 1933, the offering price of which was not less than $100.0 million in the aggregate and less than $27.54 per share or (ii) the date specified by written consent or agreement of the holders of 50% of the then outstanding shares of Series C Preferred Stock.
Liquidation Preference
—In the event of any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, the holders of Series Seed, Series A, Series B, and Series C, shall be entitled to receive, on a pari passu basis, prior and in preference to any distribution to holders of common stock, an amount equal to their original issue price, together with any declared but unpaid dividends. The remaining proceeds are distributed to the common stockholders. If the assets are insufficient to make payment in full to all holders of Preferred Stock, the assets or consideration of the Company legally available for distribution shall be distributed ratably to the holders of the Preferred Stock in proportion to their liquidation preference.

Voting and Election of Directors
—The holder of each share of Preferred Stock shall have the right to one vote for each share of common stock into which such preferred stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of common stock. The holders of Series Seed Preferred Stock, voting together as a single class, on an as-converted basis, shall be entitled to elect one (1) director. The holders of Series A Preferred Stock, voting together as a single class, shall be entitled to elect two (2) directors. The holders of Series B Preferred Stock, voting together as a single class, shall be entitled to elect one (1) director. The holders of Series C Preferred Stock, voting together as a single class, shall be entitled to elect one (1) director. The holders of outstanding common stock, voting as a separate class, shall be entitled to elect one (1) director. The holders of preferred stock and common stock (voting together as a single class and on an as-converted basis) shall be entitled to elect any remaining directors.
Redemption
—While shares of Preferred Stock do not have mandatory redemption provisions, they are contingently redeemable upon a deemed liquidation event.